UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On July 31, 2023, Latch, Inc. (the “Company”) notified the hearings panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company does not anticipate filing the Delinquent Reports (as defined below) to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) on or before August 4, 2023 (the “Deadline”).

As previously disclosed, the Company received notices from Nasdaq (i) on August 11, 2022, November 14, 2022 and May 16, 2023 regarding the Company’s failure to file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022, September 30, 2022 and March 31, 2023, respectively, and (ii) on April 6, 2023 regarding the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2022 (collectively, the “Delinquent Reports”).

The Company presented a plan to regain compliance (the “Compliance Plan”) with its periodic filing obligations under the Listing Rule at a March 23, 2023 hearing before the Panel. As set forth in the Compliance Plan, the Company intended to regain compliance with the Listing Rule by filing with the Securities and Exchange Commission (the “SEC”), on or before the Deadline, each of the Delinquent Reports. On April 5, 2023, the Company received a decision from the Panel granting the Company’s request for continued listing on The Nasdaq Global Select Market, subject to the Company demonstrating compliance with the Listing Rule on or before the Deadline, and certain other conditions.

The Company’s previously disclosed effort to restate its historical consolidated financial statements for 2019, 2020, 2021 and the first quarter of 2022 (the “Restatement”) remains ongoing, and the Company does not anticipate that the Restatement will be complete prior to the Deadline. As a result, the Company is unable to file each of the Delinquent Reports by the Deadline. The Company continues to work diligently towards regaining compliance with the Listing Rule and completing the Restatement as soon as practicable.

If the Company does not regain compliance with the Listing Rule by the Deadline, it expects Nasdaq to issue a delisting determination, causing the Company’s securities to be suspended from trading on Nasdaq. Following a suspension of trading in the Company’s securities on Nasdaq, the Company expects that its securities will be traded on the OTC Expert Market.

On August 1, 2023 the Company issued a press release related to the information provided above (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance, and operations, and the related benefits to stockholders, customers, and residents; the Company’s strategy; the Company’s ability to file the Delinquent Reports by the Deadline; the Company’s ability to otherwise comply with applicable Nasdaq listing rules; the Company’s ability to complete the Restatement; and the Company’s ability to have its securities traded on the OTC Expert Market or another market. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including: (i) the Company’s ability to complete the Restatement, and any impact of the July 2023 reduction in force thereon; (ii) the performance of the Company’s stock, especially in light of the limited liquidity and depressed trading prices expected as a result of the delisting from Nasdaq; (iii) the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes, including successfully integrating Honest Day’s Work into its operations following the July 3, 2023 closing of the acquisition thereof (the “HDW Acquisition”); (iv) the Company’s ability to repay the $22 million aggregate principal amount of promissory notes issued in connection with the HDW Acquisition, for which delisting from Nasdaq as of April 15, 2024 is an event of default; (v) the Company’s ability to preserve cash given the costs and liabilities associated with the restatement and any related legal proceedings; (vi) the Company’s ability to access liquidity, through the capital markets or otherwise; and (vii) the Company’s response to any of the aforementioned factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 1, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	August 1, 2023	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President and General Counsel